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                                     SSgA FUNDS

                             SUPPLEMENT DATED OCTOBER 4, 2001

                                          TO

                             PROSPECTUS DATED OCTOBER 1, 2001

                                        OF THE

                              SSgA MSCI(R) EAFE(R) INDEX FUND


Effective immediately, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of .40% until the Fund reaches $25 million in assets. Therefore, the Annual Fund Operating Expenses under "Fees and Expenses of the Fund" are revised as follows:


ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

      Management Fee(1)                                   .15%
      Distribution and Service (12b-1) Fees(2)            .08
      Other Expenses(3)                                   .17
                                                          ----
      Total Annual Fund Operating Expenses(4)             .40%
                                                          ====








----------------------------

(1)The Management Fee represents the fee for advisory, custody, transfer agency and administration services that is paid by the Master Fund to the Advisor.

(2)The ratio includes .05% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

(3)Other Expenses includes an annual licensing fee of .05% for the use of the name MSCI(R) EAFE(R) Index.

(4)Total Annual Fund Operating Expenses and the Example reflect the expenses of both the fund and the Master Fund. The Advisor has contractually agreed to reimburse the fund for all expenses in excess of .40% of average daily net assets on an annual basis until December 31, 2002.